UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 19, 2021.

(b)	The voting results from the Annual Meeting were as follows:

1.

Each of the following 10 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2022 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 8,085,096 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	292,387,503	1,401,605	340,253
Beth F. Cobert	285,548,759	8,240,494	340,108
Reginald H. Gilyard	290,884,895	2,901,793	342,673
Shira D. Goodman	284,079,444	9,710,080	339,837
Christopher T. Jenny	291,104,686	2,681,622	343,053
Gerardo I. Lopez	277,307,382	16,401,821	420,158
Oscar Munoz	293,438,586	348,917	341,858
Robert E. Sulentic	291,612,744	2,176,418	340,199
Laura D. Tyson	288,962,610	4,747,682	419,069
Sanjiv Yajnik	290,818,398	2,967,170	343,793

2.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2021 was approved by a vote of 297,714,306 shares in favor, 4,203,291 shares against and 296,860 shares abstaining. There were no broker non-votes on this proposal.

3.

The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2020 was approved by a vote of 274,176,883 shares in favor, 19,652,011 shares against and 300,467 shares abstaining. There were 8,085,096 broker non-votes on this proposal.

4.

The stockholder proposal regarding the stock ownership threshold necessary for our stockholders to call special stockholders meetings was not approved. This stockholder proposal received a vote of 104,562,870 shares in favor, 189,162,438 shares against and 404,053 shares abstaining. There were 8,085,096 broker non-votes on this proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2021	CBRE GROUP, INC.

	By:	/s/ LEAH C. STEARNS
Leah C. Stearns
Chief Financial Officer